UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2016

Otelco Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-32362	52-2126395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Third Avenue East, Oneonta, AL	35121
(Address of Principal Executive Offices)	(Zip Code)

(205) 625-3574
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Senior Loan Agreement

On January 25, 2016, Otelco Inc. (the “Company”) entered into a Loan Agreement (the “Senior Loan Agreement”) by and among itself, as borrower, each subsidiary of the Company listed as a guarantor on the signature pages thereto, as guarantors, the lenders from time to time party thereto, as lenders, and Cerberus Business Finance, LLC, as collateral agent and administrative agent for the lenders (the “Collateral Agent”). The obligation of any lender to fund any loans under the Senior Loan Agreement is subject to the fulfillment of customary conditions including, without limitation, the payment by the Company of certain fees, costs, expenses and taxes, the Collateral Agent's receipt of certain customary certificates and documents relating to the Company and its subsidiaries and the collateral securing the loans under the Senior Loan Agreement, the delivery of certain customary legal opinions and the receipt of all required governmental consents and approvals. Further, the obligation of any lender to fund any loans under the Senior Loan Agreement is also conditioned on the simultaneous funding of the term loan under the Company’s Subordinated Loan Agreement (as defined and further described below).

The credit facilities under the Senior Loan Agreement are comprised of:

•	term loans in the aggregate principal amount of $85,000,000; and

•	a revolving credit facility in an aggregate principal amount of up to $5,000,000.

The term loan facility will be fully drawn on the date that it is funded (the “Funding Date”), and no amounts will be drawn under the revolving credit facility on the Funding Date. Amounts drawn under the term loan facility that are subsequently repaid or prepaid may not be re-borrowed. After the Funding Date, amounts drawn under the revolving credit facility may generally be borrowed, repaid and re-borrowed until the date that is five years after the Funding Date (the “Maturity Date”). The Company may, upon notice to the Collateral Agent, reduce the total commitments under the revolving credit facility (but not to an amount less than the revolving loans then outstanding) in increments of $1,000,000, subject to making the applicable premium payment described below.

The proceeds of the term loan facility and the loans made under the revolving credit facility will be used by the Company to refinance its existing indebtedness under that certain Third Amended and Restated Credit Agreement (the “Prior Credit Agreement”) among the Company, as borrower, the other credit parties signatory thereto, as credit parties, the lenders signatory thereto from time to time, as lenders, and General Electric Capital Corporation, as agent, to pay fees and expenses in connection with the transactions contemplated by the Senior Loan Agreement and to fund working capital of the Company and its subsidiaries.

The term loan facility requires repayments of the principal amount of the term loans in consecutive quarterly installments of $1,000,000 each, payable on the first business day of each April, July, October and January, commencing on April 1, 2016. The Senior Loan Agreement also provides that, upon the earlier of 90 days after the end of each fiscal year and the delivery to the Collateral Agent and the lenders of the Company’s audited financial statements for that fiscal year, the Company must prepay the principal amount of the term and revolving loans in an amount equal to the result of (to the extent positive) (i) 75% of the Excess Cash Flow (as defined in the Senior Loan Agreement) of the Company and its subsidiaries for that fiscal year, less (ii) the aggregate principal amount of all optional prepayments on the term loan facility and all optional prepayments on the revolving credit facility, to the extent such optional prepayments on the revolving credit facility are accompanied by a permanent reduction in the total revolving credit commitment, made by the Company and its subsidiaries in that fiscal year. In addition, the Senior Loan Agreement also provides that, subject to certain exceptions, within three business days of certain transfers or dispositions of the property or assets of the Company or its subsidiaries, the Company must use the net cash proceeds received as a result of the transfer or disposition to prepay the principal amount of the term and revolving loans, provided that the Company and its subsidiaries have received at least $200,000 from similar transfers or dispositions during the fiscal year in which the applicable transfer or disposition occurred. Further, the Senior Loan Agreement provides that, within three business days of the Company or its subsidiaries (a) issuing or incurring certain indebtedness, (b) issuing certain equity or (c) receiving cash outside of the ordinary course of business, the Company must use the net cash proceeds received in connection with that issuance, incurrence or

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receipt to prepay the principal amount of the term and revolving loans. Under the Senior Loan Agreement, any mandatory prepayments will be applied first to any outstanding term loans until paid in full, and then to any loans outstanding under the revolving credit facility, in which case that prepayment will also permanently reduce the total revolving credit commitment by a corresponding amount.

The entire principal balance outstanding under the term loans, and all accrued and unpaid interest thereon, will be due and payable on the earliest of (i) the termination of the lenders’ commitments under the revolving credit facility, (ii) the Maturity Date and (iii) the date on which the term loans are declared to be due and payable following an event of default. The entire principal balance outstanding under the revolving credit facility will be due and payable on the Maturity Date, or, if earlier, on the date on which they are declared to be due and payable following an event of default.

Upon (i) the optional prepayment of amounts under the term loan facility, (ii) the mandatory prepayment of amounts under the term loan facility as a result of the Company or its subsidiaries making certain dispositions, issuing or incurring certain indebtedness or issuing certain equity or (iii) a permanent reduction of the total revolving credit commitment, the Company must pay a premium amount equal to a percentage of the prepayment or reduction amount. The applicable percentage is equal to 3.50% until the first anniversary of the Funding Date and decreases by 1.00% on each subsequent anniversary until the fourth anniversary, when the percentage decreases to zero and no premium amounts are required to be paid on future optional prepayments or reductions.

Interest rates applicable to the term loans and the revolving loans are set at a margin over a LIBOR rate (which is defined as the higher of (i) LIBOR and (ii) 1.0% per annum) or a reference rate (which is generally defined as the highest of (a) 3.5% per annum, (b) the federal funds rate plus 0.50% per annum, (c) the LIBOR rate plus 1.00% per annum and (d) the prime rate). The applicable margin under the LIBOR rate option is 7.75% per annum and the applicable margin under the reference rate option is 5.50% per annum. The Company is required to pay certain costs and fees, including fees on undrawn committed amounts, in connection with the Senior Loan Agreement.

In addition, the Senior Loan Agreement contains, among other things:

•	customary representations and warranties;

•	customary affirmative covenants;

•	customary negative covenants, including, without limitation, limits on the ability of the Company and the Company’s subsidiaries to:

o	incur certain liens;

o	incur additional indebtedness;

o	wind up, liquidate, merge, or consolidate with any other person or transfer or dispose of certain properties or assets;

o	change the nature of its business;

o	make certain types of restricted payments, including dividends on the Company’s common stock, investments and acquisitions;

o	enter into specified transactions with affiliates;

o	enter into sale and leaseback transactions; and

o	make capital expenditures; and

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•	customary financial covenants, including:

o	a minimum level of Consolidated EBITDA (as defined in the Senior Loan Agreement);

o	a limit on the ratio of total debt to Consolidated EBITDA;

o	a minimum ratio of Consolidated EBITDA to fixed charges; and

o	a limit on the ratio of senior indebtedness to Consolidated EBITDA

The Senior Loan Agreement also contains, among other things, customary events of default. Upon the occurrence of an event of default, the interest rate on all outstanding loans will generally be increased by 2.0% per annum above the rate of interest otherwise applicable. Further, upon the occurrence of an event of default caused by the insolvency, bankruptcy or dissolution of the Company and/or its subsidiaries, (i) all commitments under the term loan facility and the revolving credit facility will automatically terminate and (ii) all principal and interest outstanding on all outstanding loans, together with any applicable prepayment premium, will automatically become due and payable. Upon the occurrence of all other events of default, the Collateral Agent may, or will at the request of a majority of the lenders under the Senior Loan Agreement, (a) terminate or reduce all commitments under the term loan facility and the revolving credit facility and (b) accelerate the maturity date of all outstanding loans and demand the immediate prepayment of the principal and interest outstanding on all outstanding loans, together with any applicable prepayment premium. In connection with the acceleration of the Company’s obligations under the Senior Loan Agreement following an event of default, the applicable prepayment premium will be equal to a percentage multiplied by the sum of the aggregate principal amount of all outstanding loans on the date the commitments are terminated or reduced and the aggregate amount of undrawn commitments under the revolving credit facility immediately prior to the termination or reduction. The applicable percentage is equal to 3.50% until the first anniversary of the Funding Date and decreases by 1.00% on each subsequent anniversary until the fourth anniversary, when the percentage decreases to zero and no premium amounts will be required on payments in connection with the acceleration of the Company’s obligations under the Senior Loan Agreement in connection with an event of default.

The Senior Loan Agreement is unconditionally guaranteed by all of the Company’s subsidiaries other than War Telephone LLC, and is secured by first priority security interests in substantially all of the Company’s and the Company’s subsidiaries’ capital stock and tangible and intangible assets, other than the capital stock and tangible and intangible assets of War Telephone LLC.

The foregoing description of the Senior Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Senior Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Subordinated Loan Agreement

On January 25, 2016, the Company entered into a Subordinated Loan Agreement (the “Subordinated Loan Agreement”) by and among itself and the subsidiaries of the Company set forth on Appendix I thereto, as borrowers, the investors party thereto from time to time, as investors, and NewSpring Mezzanine Capital III, L.P. (“NewSpring”), as an investor and as collateral agent for the investors. The obligation of any investor to fund any loans under the Subordinated Loan Agreement is subject to the fulfillment of customary conditions including, without limitation, the payment by the Company of certain fees, costs, expenses and taxes, the delivery of certain customary certificates and documents relating to the Company and its subsidiaries and the collateral securing the term loans under the Subordinated Loan Agreement, the delivery of certain customary legal opinions and the receipt of all required governmental consents and approvals.

The Subordinated Loan Agreement provides for term loans in the aggregate principal amount of $15,000,000. The term loans will be fully drawn on the Funding Date. Amounts drawn under the term loans that are subsequently repaid or prepaid may not be re-borrowed.

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The proceeds of the term loans will be used by the Company to refinance its existing indebtedness under the Prior Credit Agreement, for working capital and general business purposes and to fund transaction related expenses.

The entire principal balance outstanding under the term loans, and all accrued and unpaid interest thereon, will be due and payable five years and six months after the Funding Date. However, mandatory prepayment (a “Mandatory Prepayment”) of the entire principal balance outstanding under the term loans, and all accrued and unpaid interest thereon, is required (a) upon the election of the investors, in connection with certain change of control or dissolution transactions involving the Company and/or its subsidiaries and (b) the date on which the term loans are declared to be due and payable following an event of default.

The borrowers may elect to prepay any portion of the principal balance outstanding under the term loans. However, any optional prepayments, or a Mandatory Prepayment due to certain change of control transactions involving the Company and/or its subsidiaries, under the Subordinated Loan Agreement, must be accompanied by the payment of a premium amount equal to a percentage of the prepayment amount. The applicable percentage is equal to 3% until the first anniversary of the Funding Date and decreases by 1% on each subsequent anniversary until the third anniversary, when the percentage decreases to zero and no premium amounts are required be paid on future optional prepayments or Mandatory Prepayments.

Interest will accrue on the outstanding amount of the term loans at a rate equal to 12.0% per annum. Additional interest will accrue on the outstanding principal amount of the term loans at a rate equal to 2.0% per annum, which additional interest will be added to the principal amount then outstanding under the term loans on the last business day of every fiscal quarter beginning with the first full fiscal quarter following the Funding Date. The Company is required to pay certain costs and fees in connection with the Subordinated Loan Agreement.

In addition, the Subordinated Loan Agreement contains, among other things:

•	customary representations and warranties;

•	customary affirmative covenants;

•	a right of NewSpring to appoint an observer to the Company’s board of directors;

•	customary negative covenants, including, without limitation, limits on the ability of the Company and the Company’s subsidiaries to:

o	incur certain liens;

o	incur additional indebtedness;

o	wind up, liquidate, merge, or consolidate with any other person or transfer or dispose of certain properties or assets;

o	change the nature of its business;

o	make certain types of restricted payments, including dividends on the Company’s common stock, investments and acquisitions;

o	enter into specified transactions with affiliates;

o	enter into sale and leaseback transactions; and

o	make capital expenditures; and

•	customary financial covenants, including:

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o	a minimum level of Consolidated EBITDA (as defined in the Subordinated Loan Agreement);

o	a limit on the ratio of debt to Consolidated EBITDA; and

o	a minimum ratio of Consolidated EBITDA to fixed charges.

The Subordinated Loan Agreement also contains, among other things, customary events of default. Upon the occurrence of an event of default, among other things, the interest rate on all outstanding loans will be increased by 2.0% per annum above the rate of interest otherwise applicable. Further, upon the occurrence of an event of default caused by the insolvency, bankruptcy or dissolution of any borrower, the principal and interest outstanding on all outstanding loans, together with any applicable prepayment premium, will automatically become due and payable. For all other events of default, the investors representing two-thirds of the term loans outstanding under the Subordinated Loan Agreement may elect to accelerate the maturity date of all outstanding loans and demand the immediate prepayment of the principal and interest outstanding on all outstanding loans, together with any applicable prepayment premium.

The Subordinated Loan Agreement is secured by security interests in substantially all of the Company’s and the Company’s subsidiaries’ capital stock and tangible and intangible assets, other than the capital stock and tangible and intangible assets of War Telephone LLC, which security interests are subordinated to the security interests granted under the Senior Loan Agreement.

The foregoing description of the Subordinated Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subordinated Loan Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01.	Other Events.

On January 25, 2016, the Company issued a press release announcing its entry into the Senior Loan Agreement and the Subordinated Loan Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Loan Agreement, dated as of January 25, 2016, by and among Otelco Inc., as borrower, each subsidiary of Otelco Inc. listed as a guarantor on the signature pages thereto, as guarantors, the lenders from time to time party thereto, as lenders, and Cerberus Business Finance, LLC, as collateral agent and as administrative agent

10.2	Subordinated Loan Agreement, dated as of January 25, 2016, by and among Otelco Inc. and the subsidiaries of Otelco Inc. set forth on Appendix I thereto, as borrowers, the investors party thereto from time to time, as investors, and NewSpring Mezzanine Capital III, L.P., as an investor and as collateral agent

99.1	Press Release of Otelco Inc., dated as of January 25, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTELCO INC.

Date: January 25, 2016	By:	/s/ Curtis L. Garner, Jr.
Curtis L. Garner, Jr. Chief Financial Officer

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